UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 15, 2007


                                  Jaclyn, Inc.
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             (Exact name of registrant as specified in its charter)


                          Commission File Number 1-5863


            Delaware                                          22-1432053
---------------------------------                        ----------------------
  (State or other jurisdiction                             (IRS Employer
of incorporation or organization)                        Identification Number)


             635 59th Street
         West New York, New Jersey                               07093
    ----------------------------------------                   ----------
    (Address of principal executive offices)                   (Zip code)


                                 (201) 868-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.   Results of Operations and Financial Condition.
             ---------------------------------------------

         On May 15, 2007, Jaclyn, Inc. (the "Company") issued a press release (the "Press Release") announcing, among other things, its financial results for its fiscal quarter ended March 31, 2007. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference herein.

         The information contained in this Current Report on Form 8-K, including the exhibits hereto and the information contained therein, is being furnished to the Securities and Exchange Commission, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as specifically set forth in such statement or report.

Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------

(a)          Financial Statements of Businesses Acquired.        Not Applicable.
             -------------------------------------------

(b)          Pro Forma Financial Information.                    Not Applicable.
             -------------------------------

(c)          Shell Company Transactions.                         Not Applicable.
             --------------------------

(d)          Exhibits.
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             Exhibit No.       Description
             -----------       -----------

               99              Press Release of the Company dated May 15, 2007.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 15, 2007                    JACLYN, INC.


                                       By: /s/ ANTHONY C. CHRISTON
                                           -------------------------------------
                                           Anthony C. Christon,
                                           Chief Financial Officer



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

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99           Press Release of the Company dated May 15, 2007







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